UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD ETHICAL FUND (ADJEX)

AZZAD WISE CAPITAL FUND (WISEX)

ANNUAL REPORT

JUNE 30, 2013

 AZZAD FUNDS

8000 Town Centre Drive •  Suite 400  •  Broadview Heights, Ohio 44147

888-350-3369 or 440-922-0066   •  Fax: 440-526-4446  •  www.azzadfunds.com

Azzad Asset Management, Inc. • Advisor to the Azzad Funds • 888.862.9923

July 25, 2013

Dear Azzad Funds Shareholder,

Enclosed is your copy of the 2013 Azzad Funds Annual Report. In it you will find a review of the performance of your investments for the past 12 months.

The economic expansion dating from last year continued through the second quarter of 2013 in the U.S. markets, but economic indicators remained mixed, demonstrating a diminished pace of growth. The steadfast consumer continues to spend, evidenced by the beginnings of a housing recovery and stable retail figures. Progress in the manufacturing sector has slowed, however, due to a Eurozone recession and weakness in emerging markets.

Global economic expansion continues, albeit slowly, despite attempts to stimulate demand through accommodative fiscal and monetary policies. The Eurozone economy reportedly contracted for a seventh straight quarter, hampered by austerity programs initiated to address high levels of sovereign debt. In China, policymakers engineered a “liquidity crunch” on the country’s financial sector in June to temper lending excesses and curb shadow banking activity. Economic stagnation has also led to increased levels of political instability across the globe, raising the perceived risk level for certain emerging markets.

Given this backdrop, business decision makers remain appropriately cautious about their long-term investment and employment decisions. Regardless, today’s changing global economy demands that businesses and their management adapt to new challenges and opportunities. We remain committed to uncovering investment opportunities that reflect these efforts and show prospects for improving their competitive positions and financial returns.

Azzad Ethical Fund (ADJEX)
The Azzad Ethical Fund returned 15.36% during the fiscal year 2013, underperforming the benchmark Russell Midcap Growth Index, which returned 22.88%. Starting in November 2012, Ziegler Lotsoff Capital Management (ZLCM) began managing the Azzad Ethical Fund as sub-advisor in conjunction with Azzad Asset Management. ZLCM has performed well, helping to improve the Fund's performance and tracking error.

The Fund's gains were broad-based. Lack of exposure to the underperforming financial, telecommunications, and utilities sectors all contributed to a positive return. Consumer staples was the best performing sector. Green Mountain Coffee Roasters, Inc. posted solid gains after announcing a five-year strategic partnership with Starbucks Corporation concerning single serve coffee on the Keurig platform. Nu Skin Enterprises, Inc. shares enjoyed a steady rise as their expansion into China continues to roll out ahead of schedule. The health care sector also experienced positive outperformance, driven by our picks in pharmaceuticals and biotechnology. Salix Pharmaceuticals, Ltd. benefited from strong sales of their main two drugs, but also made progress in diversifying their revenue stream for the future. Regeneron Pharmaceuticals, Inc. benefited from good clinical results for their macular degeneration treatment Eylea, along with increasing sales and progression in their research pipeline.

Primary detractors from performance during the period were materials and information technology. In materials, for example, CF Industries Holdings, Inc. suffered from concerns surrounding over-capacity in the nitrogen fertilizer space. As for IT, investors remain pessimistic on the growth prospects for a number of industries, while heavily discounting the notion that businesses will finally start to address their long-neglected tech infrastructure needs. Cirrus Logic, Inc. was one of the largest drags on the portfolio, and we sold out of the smartphone chip maker when it became apparent that a sales turnaround was still a few quarters away. Riverbed Technology, Inc. also hurt performance, but we remain positive about their competitive positioning once their integration with recently acquired

OPNET Technologies is complete.

The Fund has been positioned to benefit from a steady economic recovery, tilted towards names with stronger earnings yield characteristics and economic sensitivity. The health care position has been reduced, as the sector’s year-to-date rally has allowed a couple names to come close to fair value. The Fund has added to the information technology sector for the reasons described above, and remains underweight consumer staples. We remain optimistic about the outlook for U.S. equities, but are looking for higher earnings growth to support our positive expectations.

Average Annual Returns

Total Returns	QTD*	YTD*	1 Year	3 Years	5 Years	10 Years	Inception
Azzad Ethical Fund	2.60%	12.41%	15.36%	16.94%	7.34%	7.89%	4.30%
Russell MidCap Growth Index	2.87%	14.70%	22.88%	19.50%	7.61%	9.94%	4.70%

*Returns are not annualized. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Russell Midcap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price to book ratios and higher forecasted growth values. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 0.99% through 6/30/2014, excluding indirect expenses. The indices’ returns assume reinvestment of all distributions and dividends; you cannot invest indirectly in an index. The Fund’s inception date was 12/22/2000.

Azzad Wise Capital Fund (WISEX)
Fiscal year 2013 marked the third year of existence for the Azzad Wise Capital Fund. The Fund gained 2.61% during the last 12 months, outperforming its benchmark BofAML US Corp & Govt 1-3 Yr Index, which returned 0.87%.

The Fund's performance during the first three quarters of the fiscal year was strong, owing primarily to the strong performance of dividend-paying stocks and a continued rally in Sukuk (Islamic bonds). During the fourth quarter, the Fund underperformed its benchmark. Exposure to Sukuk was the main driver of underperformance. Speculation that the U.S. Federal Reserve may soon pull back from unprecedented stimulus efforts fueled a full one percentage point rise in 10-Year Treasury yields. The sharp rise in yields led to a global sell off in the bond market, including Sukuk, which can at times move in tandem with conventional bonds.

Emerging market bonds registered the biggest loss of the fiscal year’s fourth quarter with a drop of 6%, while the Dow Jones Sukuk Index fell by 2.2%. In anticipation of stock market volatility in the latter part of quarter, we reduced the Fund's exposure to high dividend paying stocks from 12.5% to 5.0%. This reduced the Fund’s overall level of expected volatility. The Islamic bank deposits continued to be a stable source of return for the Fund throughout the fiscal year. These deposits, which typically have one year of maturity and are U.S. dollar denominated, serve to enhance the Fund’s risk-adjusted return.

*Returns are not annualized. One year and since inception returns are annualized for the period ending June 30, 2013. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Bank of America Merrill Lynch US Corporate and Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US domestic bond market, excluding collateralized products. The index does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 1.49% through 11/30/2013, excluding indirect expenses. The index’s returns assume reinvestment of all distributions and dividends; you cannot invest indirectly in an index. The Fund’s inception date was 04/1/2010.

Uncertainty always exists in the markets, which can create opportunities. Depending on where you are with meeting your financial goals, your asset allocation should be aligned with an appropriate investment strategy. To discuss your goals and how to meet them, and to get answers to any other questions you might have at no additional charge, please contact an Azzad investment advisor at 888.86.AZZAD.

Thank you for your continued trust and investment in the Azzad Funds.

Sincerely,

Jamal Elbarmil

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the portfolio manager as of June 30, 2013. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369.

Azzad Ethical Fund

Total Returns*

(For the periods June 30, 2013)

(Unaudited)

Average Annual Total Return

For the Periods Ended June 30, 2013

                         Azzad Ethical Fund           Russell MidCap Growth Index

1 Year                         15.36%                                      22.88%

5 Year                           7.34%                                        7.61%

Since Inception             4.30%                                        4.70%

Annual Operating Expenses    0.99%*

*As disclosed in the Fund's Prospectus.

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Azzad Wise Capital Fund

Total Returns*

(For the periods ended June 30, 2013)

(Unaudited)

Average Annual Total Return

For the Periods Ended June 30, 2013

                            Azzad Wise Capital Fund                BofAML US Corp&Govt 1-3 Yr Index

1 Year                                2.61%                                                         0.87%

3 Year                                2.59%                                                         1.32%

Since Inception                  1.87%                                                         1.53%

Azzad Wise Capital Fund
11,000
10,500
10,000
9,500
Inception Date 4/1/2010
$10,621
$10,508
Azzad Wise Capital Fund
BofAML US Corp &Govt 1-3 Yr Index

This chart assumes an initial investment of $10,000 made on 4/1/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The BofAML US Corp&Gov’t 1-3 Yr Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Country Breakdown – as a % of Net Assets

Turkey	35.18%
United Arab Emirates	10.74%
Cayman Islands	10.39%
Malaysia	8.25%
United States	5.08%
Indonesia	4.82%
Kuwait	3.41%
Saudi Arabia	3.10%
Qatar	2.90%
Luxemburg	2.67%
Bermuda	0.95%
Jersey	0.55%

Azzad Ethical Fund
Schedule of Investments
June 30, 2013

Shares		Value

COMMON STOCKS - 97.31%

Agricultural Chemicals - 1.28%
2,553	CF Industries Holdings, Inc.	$ 437,840

Apparel & Other Finished Products - 0.74%
3,861	Lululemon Athletica, Inc. (British Columbia) *	252,896

Ball & Roller Bearings - 1.78%
10,806	Timken Co.	608,162

Biological Products (No Diagnostic Substances) - 1.10%
4,318	Onyx Pharmaceuticals, Inc. *	374,889

Cable & Other Pay Television Services - 1.21%
6,201	Scripps Network Interactive, Inc., Class A	413,979

Computer Communications Equipment - 1.74%
4,813	F5 Networks, Inc. *	331,134
16,820	Riverbed Technology, Inc. *	261,719
		592,853
Computer Storage Devices - 1.15%
6,423	Sandisk Corp. *	392,445

Crude Petroleum & Natural Gas - 2.91%
10,360	Gulfport Energy Corp. *	487,852
13,042	Oasis Petroleum, Inc. *	506,943
		994,795
Electromedical & Electrotherapeutic Apparatus - 1.75%
8,082	Thoratec Corp. *	253,047
5,110	Varian Medical Systems, Inc. *	344,670
		597,717
Electronic Computers - 0.63%
546	Apple Computer, Inc.	216,505

Fabricated Structural Metal Products - 1.79%
4,274	Valmont Industries, Inc.	611,567

Food & Kindred Products - 1.69%
7,284	Mead Johnson Nutrition Co.	577,111

Heavy Construction (Other Than Building Construction) - 3.25%
8,893	Fluor Corp.	527,444
10,561	Jacobs Engineering Group, Inc. *	582,228
		1,109,672
Industrial Instruments for Measurement, Display and Control - 1.47%
4,031	Roper Industries, Inc.	500,731

Industrial Organic Chemicals - 3.00%
1,962	NewMarket Corp.	515,143
5,296	Westlake Chemical Corp.	510,587
		1,025,730
Machine Tools Metal Cutting Types - 1.31%
11,549	Kennametal, Inc.	448,448

Measuring & Controlling Devices, NEC - 1.07%
14,078	Trimble Navigation Ltd. *	365,887

Men's and Boys' Furnishings, Work Clothes, and Allied Garments - 2.88%
3,567	PVH Corp.	446,053
2,792	V.F. Corp.	539,024
		985,077
Miscellaneous Fabricated Metal Products - 1.52%
5,447	Parker Hannifin Corp.	519,644

Miscellaneous Food Preparations & Kindred Products - 2.20%
9,969	Green Mountain Coffee Roasters, Inc. *	749,848

Motor Vehicle Parts & Accessories - 2.42%
5,812	Autoliv, Inc.	449,791
4,358	Borgwarner, Inc. *	375,442
		825,233
Oil & Gas Field Machinery & Equipment - 3.38%
8,977	Cameron International Corp. *	549,033
6,551	Oil States International, Inc. *	606,885
		1,155,918
Ophthalmic Goods - 1.24%
3,561	The Cooper Companies, Inc.	423,937

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.16%
579	Intuitive Surgical, Inc. *	293,050
10,346	Steris Corp.	443,636
		736,686
Petroleum Refining - 1.25%
10,009	HollyFrontier Corp.	428,185

Pharmaceutical Preparations - 7.51%
4,762	Alexion Pharmaceuticals, Inc. *	439,247
3,286	Perrigo Co.	397,606
2,448	Regeneron Pharmaceuticals, Inc. *	550,506
10,400	Salix Pharmaceuticals Ltd. *	687,960
7,428	United Therapeutics Corp. *	488,911
		2,564,230
Plastics, Materials, Synthetic Resins & Non-Vulcan Elastomers - 1.42%
7,794	Albemarle Corp.	485,488

Plastics Products, NEC - 1.11%
4,860	Tupperware Brands Corp.	377,573

Railroads, Line-Haul Operating - 1.76%
5,666	Kansas City Southern Industries, Inc.	600,369

Retail-Auto & Home Supply Stores - 1.72%
5,228	O'Reilly Automotive, Inc. *	588,777

Retail-Food Stores - 1.68%
12,967	GNC Holdings, Inc.	573,271

Retail-Home Furniture, Furnishings & Equipment Stores - 1.66%
8,008	Bed Bath & Beyond, Inc. *	568,168

Retail-Shoe Stores - 1.64%
15,947	Footlocker, Inc.	560,218

Retail-Women's Clothing Stores - 1.18%
23,708	Chico's Fas, Inc.	404,458

Rubber & Plastics Footwear - 1.19%
8,037	Deckers Outdoor Corp. *	405,949

Semiconductors & Related Devices - 2.01%
10,849	Avago Technologies Ltd.	405,536
12,903	Skyworks Solution, Inc. *	282,447
		687,983
Services-Advertising Agencies - 1.08%
15,001	ValueClick, Inc. *	370,675

Services-Business Services, NEC - 2.32%
10,318	Akamai Technologies, Inc. *	439,031
429	Priceline.com, Inc. *	354,641
		793,672
Services-Commercial Physical & Biological Research - 1.04%
16,168	Incyte Corp. *	355,696

Services-Computer Integrated Systems - 1.62%
11,756	Jack Henry & Associates, Inc.	554,060

Services-Computer Programming, Data Processing, Etc. - 0.76%
1,456	LinkedIn Corp., Class A *	259,605

Services-Consumer Credit Report - 1.36%
7,897	Equifax, Inc.	465,370

Services-Equipment Rental & Leasing, NEC - 1.74%
21,200	Aaron's, Inc.	593,812

Services-Management Consulting - 1.76%
7,321	Towers Watson & Co., Class A	599,883

Services-Prepackaged Software - 5.75%
6,615	Ansys, Inc. *	483,557
26,200	Cadence Design Systems, Inc. *	379,376
7,170	Check Point Software Technologies Ltd. *	356,206
6,928	Citrix Systems, Inc. *	418,174
15,314	Tibco Software, Inc. *	327,796
		1,965,109
Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.93%
7,032	Carpenter Technology Corp.	316,932

Telephone Communications (No Radio Telephone) - 1.15%
2,133	Equinix, Inc. *	394,008

Watches, Clocks, Clockwork Operated Devices/Parts - 1.11%
3,675	Fossil Group, Inc. *	379,664

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.69%
6,049	Henry Schein, Inc. *	579,131

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 3.60%
8,080	AmersourceBergen Corp.	451,106
12,743	Nu Skin Enterprises, Inc., Class A	778,852
		1,229,958
Wholesale-Motor Vehicles & Motor Parts & Supplies - 1.78%
7,800	Genuine Parts Co.	608,946

Women's, Misses', Children's & Infants' Undergarments - 1.82%
20,092	Guess?, Inc.	623,455

TOTAL FOR COMMON STOCKS (Cost $28,892,227) - 97.31%		33,252,215

REAL ESTATE INVESTMENT TRUST - 0.88%
1,950	Public Storage	298,994
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $210,579) - 0.88%		298,994

TOTAL FOR INVESTMENTS (Cost $29,102,806) - 98.19%		33,551,209

OTHER ASSETS LESS LIABILITIES - 1.81%		617,692

NET ASSETS - 100.00%		$ 34,168,901

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Azzad Wise Capital Fund
	Schedule of Investments
	June 30, 2013

Shares		Value

COMMON STOCKS - 7.41%

Beverages - 0.30%
1,953	The Coca-Cola Co.	$ 78,335
1,002	PepsiCo, Inc.	81,954
		160,289
Commercial Banks Non-US - 2.33%
540,945	Kuwait Finance House (Kuwait)	1,252,100

Construction, Mining & Materials Handling Machinery & Equipment - 0.15%
1,017	Dover Corp.	78,980

Converted Paper & Paperboard Products - 0.15%
831	Kimberly-Clark Corp.	80,723

Cutlery, Handtools & General Hardware - 0.15%
1,031	Stanley Black & Decker, Inc.	79,696

Electromedical & Electrotherapeutic Apparatus - 0.15%
1,591	Medtronic, Inc.	81,889

Electronic & Other Electrical Equipment - 0.14%
1,413	Emerson Electric Co.	77,065

General Industrial Machinery & Equipment - 0.15%
1,165	Illinois Tool Works, Inc.	80,583

Household Furniture - 0.15%
2,598	Leggett & Platt, Inc.	80,772

Industrial Inorganic Chemicals - 0.15%
856	Air Products & Chemicals, Inc.	78,384

Men's & Boy's Furnishings - 0.31%
1,796	Cintas Corp.	81,790
440	VF Corp.	84,946
		166,736
Miscellaneous Food Preparations & Kindred Products - 0.15%
1,176	McCormick & Company, Inc.	82,743

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.14%
528	PPG Industries, Inc.	77,304

Perfumes, Cosmetics & Other Toilet Preparations - 0.15%
1,384	Colgate-Palmolive Co.	79,289

Pharmaceutical Preparations - 0.44%
2,212	Abbott Laboratories	77,155
1,870	AbbVie, Inc.	77,306
974	Johnson & Johnson	83,628
		238,089
Retail-Variety Stores - 0.31%
1,353	Family Dollar Stores, Inc.	84,305
1,075	Wal-Mart Stores, Inc.	80,077
		164,382
Retail-Building Materials, Hardware, Garden Supply - 0.14%
439	The Sherwin-Williams Co.	77,527

Retail-Drug Stores & Proprietary Store - 0.14%
1,733	Walgreen Co.	76,599

Retail-Lumber & Other Building Materials - 0.15%
1,966	Lowe's Companies, Inc.	80,409

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.15%
1,055	The Procter Gamble Co.	81,224

Specialty Industry Machinery (No Metalworking Machinery) - 0.15%
1,412	Pentair Ltd.	81,458

Specialty Cleaning, Polishing & Sanitation Preparations - 0.15%
963	The Clorox Co.	80,064

Surgical & Medical Instruments & Apparatus - 0.46%
740	3M Co.	80,919
824	Becton, Dickinson & Co.	81,436
789	C.R. Bard, Inc.	85,748
		248,103
Telephone Communications - 0.15%
2,288	AT&T, Inc.	80,995

Wholesale-Motor Vehicle Supplies & New Parts - 0.15%
1,051	Genuine Parts Co.	82,052

Wholesale-Chemicals & Allied Products - 0.15%
971	Sigma-Aldrich Corp.	78,088

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.15%
1,758	Cardinal Health, Inc.	82,978

Wholesale-Durable Goods - 0.15%
314	W.W. Grainger, Inc.	79,185

TOTAL FOR COMMON STOCKS (Cost $3,756,982) - 7.41%		3,987,706

OPEN END MUTUAL FUND - 2.68%
130,063	Qatar Islamic Bank	1,439,276
TOTAL FOR OPEN END MUTUAL FUND (Cost $1,460,184) - 2.68%		1,439,276

SUKUKS - 42.63%
300,000	ADIB Capital Sukuk, 6.375%, 10/16/2018 (United Arab Emirates)	297,000
1,000,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	1,032,500
1,000,000	ADCB Islamic Finance, 4.071%, 11/22/2016 (Cayman Islands)	1,050,000
500,000	Dewa Sukuk 2013 Ltd., 3.00%, 3/05/2018 (Cayman Islands)	490,000
1,000,000	Dib Tier 1 Sukuk Ltd., 6.25%, 3/29/2049 (Cayman Islands)	955,000
1,900,000	EIB Sukuk, Ltd. 4.718%, 1/18/2017 (United Arab Emirates)	1,947,500
1,900,000	EIB Sukuk, Ltd. 4.147%, 1/11/2018 (United Arab Emirates)	1,899,848
500,000	Emirat Medjool Ltd., 3.875%, 3/19/2023 (Cayman Islands)	457,600
500,000	FGB Sukuk, 3.797%, 8/2/2016 (Cayman Islands)	521,250
500,000	GE Capital Sukuk, Ltd., 3.875%, 11/26/2014 (Bermuda)	513,667
300,000	IDB Trust Services, Ltd., 1.535%, 6/04/2018 (Jersey)	298,560
1,080,000	MAF Sukuk, Ltd., 5.85%, 2/7/2017 (Cayman Islands)	1,152,900
1,600,000	Perusahaan Pener Indois Sukuk, 4.00%, 11/21/2018 (Indonesia)	1,552,000
1,200,000	Perusahaan Pener Indois Sukuk, 3.30%, 11/21/2022 (Indonesia)	1,044,000
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	604,650
800,000	QIIB Sukuk, 2.688%, 10/18/2017 (Qatar)	788,160
1,650,000	Saudi Electricity Global Sukuk, 4.211%, 4/03/2022 (Saudi Arabia)	1,666,500
1,000,000	Saudi Electricity Global Sukuk, 3.473%, 4/08/2023 (Cayman Islands)	962,500
2,200,000	Sime Darby Global Sukuk, 3.29%, 1/29/2023 (Malaysia)	2,000,832
800,000	SOQ Sukuk Q.S.C., 3.241%, 1/18/2023 (Qatar)	774,000
500,000	TF Varlik Kiralama Sukuk, 3.95%, 5/02/2018 (Turkey)	490,000
1,170,000	Wakala Global Sukuk BHD, 4.646%, 7/6/2021 (Malaysia)	1,227,221
1,170,000	Wakala Global Sukuk BHD, 2.991%, 7/6/2016 (Malaysia)	1,212,568
TOTAL FOR SUKUKS (Cost $23,672,573) - 42.63%		22,938,256

TIME DEPOSITS - 29.98%
2,083,837	Bank Asya, 3.58%, 1/20/2014 (Turkey)	2,083,837
1,038,702	Kuveyt Turk Participation Bank, 3.44%, 09/04/2013 (Turkey)	1,038,702
379,976	Kuveyt Turk Participation Bank, 3.44%, 10/24/2014 (Turkey)	379,976
2,144,006	Kuveyt Turk Participation Bank, 3.44%, 01/08/2014 (Turkey)	2,144,006
1,699,985	Kuveyt Turk Participation Bank, 3.44%, 01/23/2014 (Turkey)	1,699,985
1,999,980	Kuveyt Turk Participation Bank, 3.44%, 03/06/2014 (Turkey)	1,999,980
2,124,895	Turkiye Finans Bank, 2.70%, 1/16/2014 (Turkey)	2,124,895
1,458,597	Turkiye Finans Bank, 2.64%, 12/23/2013 (Turkey)	1,458,597
2,392,570	Turkiye Finans Bank, 2.68%, 1/6/2014 (Turkey)	2,392,570
811,671	Turkiye Finans Bank, 2.64%, 12/23/2013 (Turkey)	811,671
TOTAL FOR TIME DEPOSITS (Cost $16,134,219) 29.98%		16,134,219

SHORT TERM INVESTMENTS - 5.37%
499,950	Albaraka Turk Participation Bank, 4.03%, 2/18/2014 (Turkey)	499,950
399,950	Albaraka Turk Participation Bank, 4.08%, 12/17/2013 (Turkey)	399,950
717,260	Albaraka Turk Participation Bank, 4.20%, 9/24/2013 (Turkey)	717,260
688,774	Albaraka Turk Participation Bank, 4.44%, 1/31/2014 (Turkey)	688,774
581,374	Kuwait Finance House Deposit Account 0.00% (Kuwait) **	581,374
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $2,887,308) - 5.37%		2,887,308

TOTAL FOR INVESTMENTS (Cost $47,911,266) - 88.07%		47,386,765

OTHER ASSETS LESS LIABILITIES - 11.93%		6,422,059

NET ASSETS - 100.00%		$ 53,808,824

* Non-Income producing security during the period.
** Variable rate security; the rate shown represents the yield at June 30, 2013.
The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2013

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $29,102,806 and $47,911,266, respectively)	$ 33,551,209	$ 47,386,765
Cash	618,051	6,239,042
Cash Denomiated in Foreign Currency (Cost $159,457)	-	158,005
Receivables:
Shareholder Subscriptions	3,167	3,684
Dividends and Interest	21,695	497,735
Prepaid Expenses	13,629	6,321
Total Assets	34,207,751	54,291,552
Liabilities:
Securities Purchased	-	158,858
Shareholder Redemptions	-	146,912
Distribution Payable	-	71,307
Due to Advisor	12,077	81,295
Due to Administrator	1,159	1,159
Distribution Fees	7,839	-
Trustee Fees	1,219	242
Accrued Expenses	16,556	22,955
Total Liabilities	38,850	482,728
Net Assets	$ 34,168,901	$ 53,808,824

Net Assets Consist of:
Paid In Capital	$ 26,235,711	$ 53,938,451
Undistributed Net Investment Loss	(8,406)	(20,583)
Accumulated Realized Gain on Investments	3,493,193	416,909
Unrealized Appreciation (Depreciation) in Value of Investments	4,448,403	(525,953)
Net Assets, for 2,790,984 and 5,330,556 Shares Outstanding, respectively	$ 34,168,901	$ 53,808,824

Net Asset Value Per Share	$ 12.24	$ 10.09

Redemption Price Per Share ($12.24*0.98; $10.09*0.98) Note 5*	$ 12.00	$ 9.89

* The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2013

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends (Net of foreign taxes withheld $451 and $2,160, respectively)	$ 306,962	$ 197,924
Interest (Net of foreign taxes withheld $0 and $69,479, respectively)	-	1,121,351
Total Investment Income	306,962	1,319,275

Expenses:
Advisory	227,117	513,862
Distribution	26,155	21,591
Legal	15,710	15,041
Transfer Agent	38,233	40,377
Audit	11,970	12,001
Registration	32,304	13,348
Administrative	8,997	8,997
Custody	7,374	31,616
Miscellaneous	5,264	2,806
Printing	6,793	815
Trustee	2,500	1,479
Insurance	733	838
Total Expenses	383,150	662,771
Fees Waived and Reimbursed by the Advisor (Note 3)	(102,092)	(19,364)
Net Expenses	281,058	643,407

Net Investment Income	25,904	675,868

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	3,870,779	757,270
Net Change in Unrealized Appreciation (Depreciation) on Investments	466,484	(698,383)
Net Realized and Unrealized Gain on Investments	4,337,263	58,887

Net Increase in Net Assets Resulting from Operations	$ 4,363,167	$ 734,755

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2013	6/30/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 25,904	$ (39,705)
Net Realized Gain on Investments	3,870,779	49,402
Unrealized Appreciation on Investments	466,484	98,158
Net Increase in Net Assets Resulting from Operations	4,363,167	107,855

Distributions to Shareholders:
Net Investment Income	(34,310)	-
Realized Gains	(387,283)	-
Total Distributions	(421,593)	-

Capital Share Transactions	8,239,239	7,826,616

Total Increase in Net Assets	12,180,813	7,934,471

Net Assets:
Beginning of Period	21,988,088	14,053,617

End of Period (Includes Undistributed Net Investment Loss of ($8,406) and $0, respectively)
	$ 34,168,901	$ 21,988,088

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2013	6/30/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 675,868	$ 261,003
Net Realized Gain (Loss) on Investments	757,270	(44,793)
Unrealized Appreciation (Depreciation) on Investments	(698,383)	45,762
Net Increase in Net Assets Resulting from Operations	734,755	261,972

Distributions to Shareholders:
Net Investment Income	(724,307)	(233,148)
Realized Gains	(295,406)	(391,630)
Total Distributions	(1,019,713)	(624,778)

Capital Share Transactions	23,441,835	4,080,725

Total Increase in Net Assets	23,156,877	3,717,919

Net Assets:
Beginning of Period	30,651,947	26,934,028

End of Period (Includes Undistributed Net Investment Income (Loss) of ($20,583) and $27,856, respectively)	$ 53,808,824	$ 30,651,947

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2013		6/30/2012		6/30/2011		6/30/2010	6/30/2009

Net Asset Value, at Beginning of Year	$ 10.77		$ 10.74		$ 8.24		$ 6.78	$ 9.25

Income From Investment Operations:
Net Investment Income (Loss) *	0.01		(0.02)		(0.01)		(0.02)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.62		0.05		3.13		1.48	(2.41)
Total from Investment Operations	1.63		0.03		3.12		1.46	(2.47)

Distributions:
Net Investment Income	(0.01)		0.00		0.00	***	0.00	0.00
Realized Gains	(0.15)		0.00		(0.62)		0.00	0.00
Total Distributions	(0.16)		0.00		(0.62)		0.00	0.00

Redemption Fees (a)	0.00	***	0.00	***	0.00	***	0.00	0.00

Net Asset Value, at End of Year	$ 12.24		$ 10.77		$ 10.74		$ 8.24	$ 6.78

Total Return **	15.36%		0.28%		38.42%		21.53%	(26.70)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 34,169		$ 21,988		$ 14,054		$ 8,479	$ 6,069
Before Waivers
Ratio of Expenses to Average Net Assets	1.35%		1.41%		1.65%		1.75%	3.36%
Ratio of Net Investment Loss to Average Net Assets	(0.27)%		(0.65)%		(0.72)%		(1.05)%	(2.37)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%		0.99%		0.99%		0.99%	1.90%
Ratio of Net Investment Loss to Average Net Assets	0.09%		(0.22)%		(0.06)%		(0.29)%	(0.91)%
Portfolio Turnover	103.43%		13.48%		27.84%		90.62%	21.11%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended				Period Ended
	6/30/2013	6/30/2012		6/30/2011	6/30/2010	#

Net Asset Value, at Beginning of Period	$ 10.07	$ 10.22		$ 9.82	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.16	0.10		0.01	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.10	(0.02)		0.42	(0.19)
Total from Investment Operations	0.26	0.08		0.43	(0.17)

Distributions:
Net Investment Income	(0.16)	(0.08)		(0.01)	(0.01)
Realized Gains	(0.08)	(0.15)		(0.02)	0.00
Total Distributions	(0.24)	(0.23)		(0.03)	(0.01)

Redemption Fees (a)	0.00	0.00	***	0.00	0.00

Net Asset Value, at End of Period	$ 10.09	$ 10.07		$ 10.22	$ 9.82

Total Return **	2.61%	0.86%		4.34%	(1.66)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 53,809	$ 30,652		$ 26,934	$ 12,790
Before Waivers
Ratio of Expenses to Average Net Assets	1.53%	1.63%		1.83%	2.16%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52%	0.82%		(0.28)%	0.00%	†
After Waivers
Ratio of Expenses to Average Net Assets	1.49%	1.49%		1.49%	1.49%	†
Ratio of Net Investment Income (Loss) to Average Net Assets	1.56%	0.96%		0.06%	0.67%	†
Portfolio Turnover	45.40%	234.93%		701.30%	100.46%

† Annualized
(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
# For the period April 6, 2010 (commencement of investment operations) through June 30, 2010.
The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Azzad Wise Capital Fund (the “Wise Fund”), commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 3).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact of the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Certain short-term securities are valued on the basis of amortized cost.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available or if a security value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Sukuks –The Wise Fund may invest in Sukuks. Sukuks are certificates, similar to bonds, issued by the issuer to obtain an up-front payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee.  The issuer also makes a contractual promise to buy back the certificate at a future date at par value.  While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk.  Issuers of Sukuks are anticipated to be international financial institutions, foreign governments and agencies of foreign governments.  Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.  At June 30, 2013, 42.63% of the Wise Fund’s net assets were invested in Sukuks.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distrusted, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Redemption Fees- The Ethical Fund and the Wise Fund charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  Please see Note 7 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Event- Management has evaluated the impact of all subsequent events through the date of the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3.  Fair Value of Investments

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2013 in valuing the Ethical Fund’s investments carried at value:

Azzad Ethical Fund

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 33,252,215	$ -	$ -	$ 33,252,215
Real Estate Investment Trust	298,994	-	-	298,994
	$ 33,551,209	$ -	$ -	$ 33,551,209

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended June 30, 2013.

The following is a summary of inputs used as of June 30, 2013 in valuing the Wise Fund’s investments carried at value:

Azzad Wise Capital Fund

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 3,987,706	$ -	$ -	$ 3,987,706
Open End Mutual Funds	1,439,276	-	-	1,439,276
Sukuks	-	22,938,256	-	22,938,256
Time Deposits	-	16,134,219	-	16,134,219
Short-Term Investments	2,887,308	-	-	2,887,308
	$ 8,314,290	$ 39,072,475	$ -	$ 47,386,765

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Wise Fund did not hold any derivative instruments at any time during the period ended June 30, 2013.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2013, the Adviser earned $227,117 and $513,862 for the Ethical Fund and Wise Fund, respectively. At June 30, 2013, the Adviser was owed $12,077 and $81,295 for the Ethical Fund and Wise Fund, respectively.

The Funds’ adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period beginning July 1, 2009 and ending June 30, 2014 for the Ethical Fund and  December 1, 2008 and ending November 30, 2013 for the Wise Fund.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the 0.99% expense limitation (or, if less, the expense limitation then in place). For the year ended June 30, 2013, the Adviser waived fees of $102,092 and $19,364 for the Ethical Fund and the Wise Fund, respectively.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2013, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $260,040 and $119,097, respectively.  As of June 30, 2013, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2011	June 30, 2014	$ 75,901	$ 62,620
June 30, 2012	June 30, 2015	$ 82,047	$ 37,113
June 30, 2013	June 30, 2016	$ 102,092	$ 19,364

Sub-advisory Agreement – The Adviser and the Board entered into a Sub-Advisory Agreement with Ziegler Lotsoff Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, which was renewed by the Board at a meeting held on April 22, 2013.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Fund and therefore does not impact the fees paid by the Fund.  The Fund receives additional research services and investment management expertise, from a reputable firm, without any additional impact on the Fund’s shareholders.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the  Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2013, the Ethical Fund and the Wise Fund each paid the Adviser $8,997 for administrative services pursuant to the agreement.  As of June 30, 2013, each Fund owed the Adviser $1,159, respectively, in administrative fees.

Note 5.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years indicated:

Ethical Fund	Year Ended 6/30/2013		Year Ended 6/30/2012
	Shares	Amount	Shares	Amount
Shares Sold	1,397,055	$ 15,612,832	968,032	$ 10,374,719
Shares issued in reinvestment of distributions	13,620	147,094	-	-
Redemption fees	-	334	-	1,321
Shares redeemed	(661,692)	(7,521,021)	(234,267)	(2,549,424)
Net Increase	748,983	$ 8,239,239	733,765	$ 7,826,616

As of June 30, 2013, paid-in-capital totaled $26,235,711.

The following is a summary of capital share activity for the years indicated:

Wise Fund	Year Ended 6/30/2013		Year Ended 6/30/2012
	Shares	Amount	Shares	Amount
Shares Sold	3,099,356	$ 31,804,165	1,086,739	$ 10,877,889
Shares issued in reinvestment of distributions	2,617	26,821	567	5,642
Shares redeemed	(815,646)	(8,389,151)	(678,124)	(6,802,806)
Net Increase	2,286,327	$ 23,441,835	409,182	$ 4,080,725

As of June 30, 2013, paid-in-capital totaled $53,938,451.

Shareholders of the Ethical and Wise Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2013, $334 of redemption fees was collected from shareholders of the Ethical Fund and reclassified to paid-in-capital. For the year ended June 30, 2013, no redemption fees were collected from shareholders of the Wise Fund.

Note 6.

Investment Transactions

For the year ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $37,230,233 and $28,402,450, respectively, for the Ethical Fund. For the year ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $37,395,212 and $17,032,282, respectively, for the Wise Fund.

Note 7.

Tax Matters

As of June 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments *	$ 29,112,641	$ 47,911,266

Gross tax appreciation of investments	$ 5,226,757	$ 591,379
Gross tax depreciation of investments	$ (788,189)	$ (1,115,880)
Net tax appreciation (depreciation)	$ 4,438,568	$ (524,501)

Each Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at June 30, 2013, the following represents the tax basis capital gains and losses and undistributed ordinary income:

	Ethical Fund	Wise Fund
Undistributed ordinary income	$ -	$ 419,371
Accumulated realized gains	$ 3,503,199	$ -

* The difference between the book cost and tax cost of investments for the Ethical Fund represents disallowed wash sales for tax purposes.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.  Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The Funds paid the following distributions for years ended June 30, 2013 and 2012:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2013	$ 34,310	Ordinary Income
6/30/2013	$ 113,586	Long-Term Capital Gain
6/30/2013	$ 273,697	Short-Term Capital Gain
6/30/2012	$ 0

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2013	$ 724,307	Ordinary Income
6/30/2013	$ 34,295	Long-Term Capital Gain
6/30/2013	$ 261,111	Short-Term Capital Gain
6/30/2012	$ 233,148	Ordinary Income
6/30/2012	$ 391,630	Short-Term Capital Gain

Note 8.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  As of July 1, 2011,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2013, the Ethical Fund incurred $26,155 in distribution fees and the Wise Fund incurred $21,591 in distribution fees.  As of June 30, 2013, $7,839 was owed to the Adviser in distribution fees for the Ethical Fund.

Note 9.

Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2013, FolioFn, in aggregate, owned approximately 62.20% and 93.25% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

Note 10. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11. ASU 2011 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new statement of assets and liabilities offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Both ASU 2011-11 and ASU 2013-01 are effective for interim or annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (“Ethcial Fund”) and Azzad Wise Capital Fund (“Wise Fund”), each a series of The Azzad Funds, (the Funds) including the schedule of investments, as of June 30, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Ethical Fund, and the financial highlights for each of the three years in the period then ended, and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2013, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Ethical Fund, and the financial highlights for each of the three years in the period then ended, and for the period April 6, 2010 (commencement of investment operations) through June 30, 2010 for the Wise Fund, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 27, 2013

Azzad Funds
Expense Illustration
June 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$1,125.00	$5.22
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2013	June 30, 2013	January 1, 2013 to June 30, 2013

Actual	$1,000.00	$997.24	$7.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AZZAD ETHICAL FUND

TRUSTEES AND OFFICERS

JUNE 30, 2013 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 77	Trustee Since 2000	2	General Secretary & Director of IQRA International Education Foundation (publisher of religious books) (1995 to present)
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 65	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)
Abed Awad, Esq. 777 Terrance Ave., Ste. 303 Hasbrouck Hts., NY 07604 Age: 44	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 49	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 52	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001).
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 39	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002)

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD ETHICAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2013 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY RENEWAL AGREEMENT

The investment advisory agreement between the Azzad Funds (“the Funds”) and Azzad Asset Management (“the Adviser”) is subject to annual approval by the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of each affected Fund. The Trustees meet over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Funds’ investment program, and performance of each Fund.

On April 22, 2013, the Trustees, including all of the independent Trustees, met in person to consider the continuation of the Advisory Agreements for the Azzad Ethical Fund and Azzad Wise Capital Fund, for the following one year period. Prior to the meeting of the Trustees on April 22, 2013 the Independent Trustees met among themselves to prepare for the meeting. The Trustees considered and reviewed the information they were provided by the Adviser and Fund’s Chief Compliance Officer.

It was noted that no changes had been proposed to the Azzad Funds’ investment advisory agreement, and that the Advisor had agreed to continue capping certain operating expenses of the Azzad Ethical Fund until June 30, 2014 and until November 30, 2013 for the Azzad Wise Capital Fund. The Trustees also noted that they had reviewed the following materials provided to them in advance of the meeting: (i) an executed copy of the Funds’ investment advisory and expense cap agreements, (ii) a certification from the Funds’ CCO that the Adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Azzad Funds, (iii) the Adviser’s Form ADV Parts I and 2 and accompanying schedules, (iv) the Adviser’s financial information including its balance sheet and profit/loss statements, (v) reports provided by the Adviser regarding the Funds’ performance and comparisons with its benchmark and Morningstar category and (vi) information comparing each Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to its peer group as determined by the Adviser, (vii) The Funds’ Prospectus and Statement of Additional Information and (viii) the Azzad Ethical Fund and the Azzad Wise Capital Fund factsheets.

The Trustees considered the following factors, among others when evaluating the advisory agreement: the nature, extent and quality of the services provided by the Adviser, including the personnel providing such services; the Adviser’s financial condition, the profitability of the Funds to the Adviser, fees and expense information for the Funds, brokerage allocation and the Adviser’s best execution process, any direct and indirect benefits to the Adviser from its relationship with the Funds, the Advisor’s compliance program and policies, the Adviser’s performance of substantially similar duties for other clients; and any possible conflicts of interest.

The Trustees reviewed the Adviser’s services to the Funds including its personnel, revenue and costs of managing the Funds. The Trustees also evaluated the Funds’ performance, expenses, and fees comparable to other similar Funds.

At the meeting, the Trustees considered the following factors:

i.

The nature, extent, and quality of the services to be provided by the investment adviser under the Investment Advisory Agreement- The Trustees reviewed information provided by the Adviser about its personnel and operations. The Adviser’s administrative capabilities including its abilities to supervise the Funds’ other service providers such as the custodian, transfer agent, fund accountant and others were also taken into consideration. The Trustees took into account the experience of the Funds’ portfolio management teams and of Azzad’s senior management, and the time and attention devoted by each to the Azzad Funds. The Trustees noted that more time and resources are now devoted to the Azzad Wise Capital Fund due to the sub-advisory agreement signed for the Azzad Ethical Fund. The Trustees considered Azzad’s significant responsibilities in monitoring and conducting due diligence on the sub-adviser to the Azzad Ethical Fund, as well as the various foreign counterparties in the Azzad Wise Capital Fund.

The Trustees also noted that it had received various compliance reports provided to it by the Funds’ CCO throughout the year, and based on such reports, the Funds’ investment policies and restrictions were consistently complied with during the last year. The Funds’ CCO reported that she had reviewed and tested the Adviser’s compliance program and determined that they appeared reasonably designed to prevent violations of federal securities laws.  The Funds’ CCO had also provided the Trustees with the Funds’ Annual Compliance Report which was discussed during the meeting.

ii.

The investment performance of the Funds and the investment adviser- The Trustees noted that it reviewed on a quarterly basis detailed information about the Funds’ performance results, portfolio attributes and investment strategies. In addition, the Trustees took into account overall financial market conditions including the limited number of permissible holdings and counterparties available to the Azzad Wise Capital Fund. The Trustees also considered a comparison of the Funds’ total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the Advisor. The Trustees noted that the Azzad Ethical Fund had underperformed its benchmark in 2012. However, the performance of the Azzad Ethical Fund had improved after the hiring of ZLCM. The Trustees agreed to monitor the performance of ZLCM. The Trustees noted that the Azzad Wise Capital Fund, however, outperformed its benchmark for the 2012 fiscal year. Of course, past performance cannot guarantee future results. The Trustees noted they would continue to monitor the Funds’ performance.

iii.

The costs of the services to be provided and profits to be realized by the investment advisor and its affiliates from the relationship with the Funds- In considering the Funds’ fees and expenses, the Trustees compared the Funds’ fees and total expense ratio with research conducted by the Investment Committee Institute (ICI) and data supplied by Morningstar. Among other findings, the research indicated that the Azzad Ethical Fund’s expense ratio was in line with the average expense ratio for actively managed funds. However, according to Morningstar, it was below average among its peers. The Trustees also compared the Azzad Ethical Fund’s fees and expenses with other Funds in the socially responsible and faith based peer group. The data indicated that Azzad Ethical Fund’s advisory fee and total expenses were below those of its group. The Trustees noted that the Azzad Ethical Fund’s total annual operating expenses were higher than the Fund’s expense ratio and that the Fund did not raise its’ fees after hiring Zeigler Lotsoff Capital Management as Subadviser. The Adviser confirmed that the advisory agreement was not profitable as a result of its agreement to cap expenses at 0.99%. The Adviser also confirmed that it would continue capping certain operating expenses of the Fund through June 30, 2014.

The data indicated that the Azzad Wise Capital Fund’s advisory fee and total expenses were above the median for its peer group. The Trustees noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the costs of pursuing and researching suitable counterparties for the Fund, the high costs for its foreign custody arrangements, the substantially greater legal responsibilities and the Fund’s unique investment strategy. The Trustees noted that the Adviser had an agreement to cap expenses to 1.49%. The Advisor confirmed that it would continue capping certain operating expenses of the Fund through November 30, 2013 and would seriously consider extending the expense cap agreement.

The Trustees also noted that the Adviser derived benefits to its reputation and other indirect benefits from its relationship with the Funds. However, it was also noted that this is balanced out by the increased legal responsibility and liabilities that are an inherent aspect of the mutual fund business. The Trustees also noted that the Adviser had used hard dollars to pay for all brokerage trades for the Funds. It had not benefited from any soft dollar arrangements in the past year to pay for research services. The Trustees noted the significant cost of such research services, the low profitability and losses with managing the Funds, and the Adviser’s commitment to maintain high quality services for the Funds. Based upon its review, the Trustees determined that the advisory fee was reasonable in view of the quality of services provided by the Adviser and the other factors considered. Based upon its review, the Trustees also concluded that the Adviser’s level of profitability from its relationship with the Funds was reasonable.

iv.

The extent to which economies of scale would be realized as the Funds grow- The Trustees considered the effect of the Funds’ current size and potential growth on its performance and expenses. The Trustees concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Funds’ current size. The Trustees noted that certain investment styles, such as the Azzad Ethical Fund’s mid-cap strategy as well as the Azzad Wise Capital Fund’s unique non interest based fixed income strategy do not readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The Trustees noted that if the Funds’ assets increased over time, the Funds may realize other economies of scale if assets increased proportionally more than certain other expenses. The Advisor noted it has expanded distribution through numerous mutual fund platforms and would continue doing so on behalf of the Funds.

Conclusion: In approving the Investment Advisory Agreement, the Trustees, including a majority of the disinterested members, did not identify any single factor as controlling, and each member may have attributed different weights to various factors.  Based on its evaluation of these and other factors, the Trustees concluded with respect to each Azzad Fund that (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by Azzad; (2) each Fund’s performance was satisfactory in light of the factors considered by the Trustees; (3) the profits and fees payable to Azzad were reasonable in the context of all the factors considered by the Trustees; and (4) the current advisory fee rate Azzad Funds shareholders pay is reasonable in the context of all the factors considered by the Trustees. In light of these conclusions, the Trustees determined, in its best business judgment, to renew the Agreement with respect to each Azzad Fund.

Review and discuss the renewal of the Sub-advisory Agreement between Azzad Asset Management and Ziegler Lotsoff Capital Management

The Sub-advisory Agreement between the Adviser and Ziegler Lotsoff Capital Management (“ZLCM”) is subject to annual approval by the Board of Trustees including a majority of the Independent Trustees.

On April 22, 2013, the Trustees, including all the independent Trustees, met in person to consider the continuation of the Sub-advisory Agreement between the Adviser and ZLCM. Prior to the meeting of the Trustees on April 22, 2013, the independent Trustees met among themselves to prepare for the meeting.  The Trustees considered and reviewed the information they were provided by the Adviser and the Chief Compliance Officer.

The Trustees reviewed the Agreement and noted that there were no changes made to the Agreement since it was approved by the Trustees on August 16, 2012.  The Trustees also noted that they had reviewed the following materials provided to them in advance of the meeting: ZLCM’s 2012 unaudited financials, ZLCM’s ADV Part 2A and Part 2B, ZLCM’s Code of Ethics Report, ZLCM’s Privacy Policy and the performance and portfolio characteristics of the Azzad Ethical Fund from November 5, 2012- March 31, 2013 covering the period that ZLCM became the sub-adviser.

The Trustees considered the following factors, among others when evaluating the Sub-advisory agreement: the nature, extent and quality of services provided by ZLCM under the Sub-advisory agreement, including the personnel providing such services; the financial condition of ZLCM; the fees paid to ZLCM; and ZLCM’s compliance program.

The Trustees reviewed ZLCM’s services to the Adviser.  The Trustees also evaluated ZLCM’s investment performance and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund grows.

At the meeting, the Trustees considered the following factors:

i.

The nature, extent, and quality of the services to be provided by ZLCM under the Sub-advisory Agreement.  The Trustees reviewed the information provided by ZLCM about its personnel and operations.  The Trustees took into account ZLCM’s expertise in providing portfolio management services to investment products similar to the Fund and the performance history of those portfolios.  The Trustees considered ZLCM’s investment process and research resources and capabilities, evaluating how ZLCM complements the Adviser.

The Trustees discussed the due diligence review process undertaken by the Adviser and acknowledged receiving ZLCM’s code of ethics report and privacy policy.  The Trustees reviewed ZLCM’s 2012 unaudited financials.  The Trustees reviewed ZLCM’s cash flow, assets and liabilities to determine if ZLCM is financially stable and has adequate resources to provide the Fund with research, personnel and consulting services.  The Trustees also reviewed ZLCM’s firm wide assets under management and overall business standing.  The Trustees concluded that ZLCM is in sound financial standing and is capable of fulfilling its obligations under the Sub-advisory Agreement.

ii.

The investment performance of the Azzad Ethical Fund and ZLCM.  The Trustees noted that they reviewed detailed information about the Fund’s performance results, portfolio attributes and investment strategies.  The Trustees planned to continue reviewing the Fund’s performance and characteristics on a quarterly basis.  In addition, the Trustees took into account overall financial market conditions. The Trustees noted that the performance of the Azzad Ethical Fund improved after ZLCM became the sub-adviser.

iii.

Costs of services to be provided by ZLCM.  The Trustees considered the fee payable under the Sub-advisory Agreement and noted the fee would be paid by the Adviser and therefore does not impact the fees paid by the Fund.  The Trustees noted that the Fund is receiving additional research services and investment management expertise, from a reputable firm, without any additional impact on the Fund’s shareholders.

iv.

The extent to which economies of scale would be realized as the Fund grows.  The Trustees recognized that because ZLCM’s fee is paid by the Adviser and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement.  However, the Trustees concluded that they would periodically reexamine whether economies of scale had been achieved and the appropriateness of the advisory fee paid to the Adviser and the fees paid to ZLCM in the future. The Adviser noted that it would be responsible for negotiating lower fees as the assets under management in the Fund grow.

Conclusion: In considering the Sub-advisory Agreement, the Trustees, including a majority of the disinterested members, did not identify any single factor as controlling and each member may have attributed different weights to various factors. Based on its evaluation of these and other factors, the Trustees concluded with respect to the Azzad Ethical Fund that (1) the Azzad Ethical Fund was reasonably likely to benefit from the nature, quality and extent of services provided by ZLCM; (2) Azzad Ethical Fund’s performance was satisfactory in light of all the factors considered by the Trustees; (3) the fees payable to ZLCM (by the Adviser) were reasonable in the context of all the factors considered by the Trustees; and (4) the current sub-advisory fee rate paid by the Adviser to ZLCM was reasonable. In light of these conclusions, the Trustees determined, in its best business judgment, to renew the Sub-Advisory Agreement between Azzad Ethical Fund and Ziegler Lotsoff Capital Management.

Board of Trustees

Syed Shamshad Husain

Syed K. Raheemullah

Bashar Qasem

Abed Awad, Esq.

Investment Adviser

Azzad Asset Management, Inc.

Sub-Adviser

Ziegler Lotsoff Capital Management

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that Shamshad Hussain is an audit committee financial expert. Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 19,000

FY 2012

$ 19,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2013

$ 3,600

FY 2012

$ 3,600

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY2 012

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

                                                Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

         Registrant

FY 2013

$ 0

FY 2012

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 28, 2013